

Two Harbors Investment Corp.

May 5, 2011

2011 First Quarter Earnings Call

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

First Quarter 2011 Highlights

- Achieved total Comprehensive Income of $31.5 million, or $0.69 per diluted weighted share, reflecting Agency and non-Agency portfolio appreciation.
- Increased Book Value 4.9% on a sequential quarter basis to $9.90 per diluted share.
- Declared dividend of $0.40 per share for the first quarter of 2011, representing 15.3% yield on annualized basis[1].
- Reported Adjusted GAAP Earnings[2] of $0.39 per share, representing a 15.9% return on average equity on an annualized basis.
- Transferred listing of common stock to the New York Stock Exchange.
- Successfully completed an accretive secondary stock offering of 28.8 million shares for net proceeds of approximately $287.8 million.

(1) First quarter 2011 dividend may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the March 31, 2011 closing price of $10.47.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

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Financial Summary

Financial Highlights

- Core Earnings[1] increased $4.9 million on a sequential basis to $14.8 million or $0.32 per weighted average share. Increase primarily attributed to a higher average investment base of approximately $1.7 billion.
- Achieved Adjusted GAAP Earnings[2] of $17.9 million, or $0.39 per share. Market opportunities to re-align portfolio attributes provided for the contribution of realized gains to earnings.
- Book Value increased 4.9%, reflecting strong performance of both non-Agency and Agency portfolios.

Core Earnings[1]



$16,000
$12,000
$8,000
$4,000
$-
$0.40
$0.30
$0.20
$0.10
$-
$0.27
$0.30
$0.35
$0.36
$0.32
$3,600
$6,666
$9,020
$9,883
$14,767
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Core Earnings
Core EPS

Adjusted GAAP Earnings[2]



$20,000
$15,000
$10,000
$5,000
$-
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.45
$0.30
$0.39
$0.41
$0.39
$6,072
$6,777
$10,240
$11,204
$17,875
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Adjusted GAAP
Adjusted GAAP EPS

(1) Core Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding impairment losses, gains or losses on sales of securities and termination of interest rate swaps, unrealized gains or losses on trading securities, interest rate swaps and swaptions, certain gains or losses on derivative instruments and non-recurring business combination expenses. As defined, Core Earnings includes interest income associated with the company's inverse interest-only securities and premium income on credit default swaps.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

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Operating Performance

Comprehensive Income


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
28.3%
6.7%
40.7%
35.2%
27.9%
$8,827
$3,360
$24,109
$23,028
$31,492
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Comprehensive Income
Comprehensive Income ROAE

Book Value


$10.00
$9.50
$9.00
$8.50
$8.00
$9.38
$8.70
$9.24
$9.44
$9.90
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Book Value

Dividends[1]


$0.50
$0.40
$0.30
$0.20
$0.10
$-
20.0%
15.0%
10.0%
5.0%
0.0%
15.8%
16.0%
17.3%
16.3%
15.3%
$0.36
$0.33
$0.39
$0.40
$0.40
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Dividend
Dividend Yield

Expense Ratio


4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
2.2%
2.0%
1.9%
1.3%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Operating Expenses as % of Average Equity

(1) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Portfolio Summary

Portfolio Highlights

- Portfolio yields in line with expectations.
- Market opportunities led to higher capital allocation to Agency strategy.
- Yield, net interest margin and leverage will vary over time as asset mix changes.

Annualized Yields by Portfolio[1]



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
10.6%
11.3%
10.4%
11.4%
9.7%
4.9%
5.7%
5.9%
5.8%
5.2%
3.6%
4.2%
4.3%
3.8%
3.9%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Agency RMBS
Non-Agency RMBS
Total

Net Interest Spread[2]



6.0%
4.0%
2.0%
–
4.0%
4.7%
4.8%
4.6%
3.8%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Net Interest Spread

(1) Respective yields include interest-only securities ("IIOs") accounted for as derivatives.
(2) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread

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RMBS Portfolio Composition

Portfolio Composition

As of December 31, 2010

$1.4B RMBS Portfolio



Mezzanine
$70
Hybrid ARMs
$270
Senior
$268
30-Year Fixed
$160
IO and IIO1
$62
Other-Fixed
$206
15-Year Fixed
$350
Agency Bonds $1.0B
Non-Agency Bonds $338M

As of March 31, 2011

$3.0B RMBS Portfolio



Hybrid ARMs
$265
Mezzanine
$99
30-Year Fixed
$557
Senior
$426
IO and IIO1
$187
15-Year Fixed
$1,164
Other-Fixed
$268
Agency Bonds $2.4B
Non-Agency Bonds $525M

Agency: Vintage & Prepayment Protection	Q4-2010	Q1-2011
Lower loan balances[2]	41%	32%
2006 and subsequent vintages - Discount	0%	26%
Seasoned (2005 and prior vintages)	30%	14%
Prepayment protected	21%	11%
High LTV[3]	0%	9%
2006 and subsequent vintages – Premium and IO	8%	8%

Non-Agency: Loan Type	Q4-2010	Q1-2011
Sub-Prime	39%	48%
Option-ARM	38%	33%
Alt-A	19%	16%
Prime	4%	3%

(1) Interest-only securities ("IOs") and IIOs accounted for as derivatives of $31 million as of December 31, 2010 and $83 million as of March 31, 2011.
(2) Securities collateralized by loans of less than or equal to $175K.
(3) Securities collateralized by loans with greater than or equal to 80% loan-to-value.

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Portfolio Metrics

Portfolio Yields and Metrics

Portfolio Yield	Realized Q4-2010	At Dec. 31, 2010	Realized Q1-2011	At Mar. 31, 2011
Annualized yield[1]	5.8%	5.2%	5.2%	5.2%
Agency	3.8%	-	3.9%	-
Non-Agency	11.4%	-	9.7%	-
Cost of financing[2]	1.2%	1.2%	1.4%	1.4%
Net interest spread	4.6%	4.0%	3.8%	3.8%

Portfolio Metrics		Q4-2010	Q1-2011
Agency	Weighted average 3-month CPR	8.0%	6.3%
	Weighted average cost basis	$104.8	$102.9
Non-Agency	Weighted average 3-month CPR	4.0%	3.4%
	Weighted average cost basis	$60.3	$61.9
Change in equity value for +/- 100bps change in interest rates[3]		2.1%	2.1%
Debt-to-Equity[4]		2.5x	3.4x

Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.2%
12.5%
9.7%
8.0%
6.3%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Agency RMBS CPR

Non-Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.6%
12.9%
11.9%
4.0%
3.4%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Non-Agency RMBS CPR

(1) Annualized yield includes impact of IIOs accounted for as derivatives. Interest income on IIOs was $1.4 million and $2.9 million for the fourth quarter of 2010 and first quarter of 2011, contributing an additional 0.4% and 0.5% in interest yield, respectively.

(2) Cost of financing RMBS includes interest spread expense associated with the portfolio's interest rate swaps of $1.0 million for the fourth quarter of 2010 and $2.9 million for the first quarter of 2011. Interest spread expense increased cost of financing RMBS by 0.5% for the fourth quarter of 2010 and 0.8% for the first quarter of 2011.

(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.

(4) Debt-to-equity is defined as total borrowings, to fund RMBS securities and Agency derivatives divided by total equity. If the open trade positions had settled as of March 31, 2011, the debt-to-equity ratio, as defined, would have increased from 3.4:1.0 to approximately 3.9:1.0.

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Hedging Strategy

Hedging Overview

- Hedging positions at March 31, 2011
  - $2.4 billion notional hedging Agency strategy[1]
  - Over 90% hedged maintains low duration exposure[2]
  - 28% of notional in interest rate swaptions is optional protection
  - Average pay rate on swaps is only 1.412%
- Swaps/swaptions complement IO strategy.

Interest Rate Swaps[1]

March 31, 2011

Swaps Maturities	Notional Amounts ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Maturity (Years)
2012	25,000	0.868%	0.301%	1.73
2013	725,000	1.023%	0.307%	2.02
2014	475,000	1.486%	0.305%	3.21
2015	395,000	1.880%	0.283%	4.21
2016	90,000	2.260%	0.306%	4.91
Total	1,710,000	1.412%	0.301%	3.00

Interest Rate Swaptions

March 31, 2011

Swaption	Cost ($K)	Notional Amount ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Term (Years)
Payer	$11,505	650,000	3.25%	3M Libor	4.692

(1) Notional amounts do not include $300 million of notional interest rate swap economically hedging our trading securities.
(2) Expected notional of swaps and swaptions will total over 90% of our anticipated borrowings, after accounting for future settlements of Agency bond purchases from the fully deployed capital

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Financing

Financing

Repurchase Agreements: RMBS and Agency Derivatives	March 31, 2011 Amount ($M)	Percent (%)
Within 30 days	$593	25%
30 to 59 days	323	14%
60 to 89 days	431	19%
90 to 119 days	560	24%
Over 120 days	410	18%
Total	**$2,317**	

Financing Highlights:

- Maturities over 90 days represented 42% of total RMBS borrowings.
- Added four new financing counterparties, for a total of 19.
- Increased interest rate swap – Treasury position to $300 million to hedge funding costs.

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Deployment of Proceeds

- Completed deployment of March 2011 capital raise.
- Excellent opportunities in Agency and non-Agency markets with compelling stories in the Agency sector.
- Highlights of anticipated aggregate portfolio:
  - Deployment capital allocation: Approximately 85% Agency and 15% non-Agency
  - Ending capital allocation: Approximately 65% Agency and 35% non-Agency
  - 15-year Agency "Lower Loan Balance" and discount pools presented attractive risk-adjusted returns
  - Targeted leverage to be in the high-4x due to higher Agency strategy allocation
  - Continue to maintain low interest rate exposure

Appendix

Operating Performance

Operating Performance (In millions, except for per share amounts)	**Core Earnings**	**Realized Gains**	**Unrealized MTM**	**Q4-2010 Financials**	**Core Earnings**	**Realized Gains**	**Unrealized MTM**	**Q1-2011 Financials**
Interest income	$ 12.9	$ -	$ -	$ 12.9	$ 19.9	$ -	$ -	$ 19.9
Interest expense	1.6	-	-	1.6	2.5	-	-	2.5
Net interest income	11.3	-	-	11.3	17.4	-	-	17.4
Gain on sale of investment securities, net	-	2.0	(0.5)	1.5	-	1.1	0.4	1.5
Gain (loss) on interest rate swap agreements[1]	(1.1)	(2.0)	6.8	3.7	(0.2)	1.3	3.8	1.9
Gain on other derivative instruments	1.8	1.4	(0.2)	3.0	3.8	(0.4)	2.0	5.4
Total other income	0.7	1.4	6.1	8.2	0.6	2.0	6.2	8.8
Management fees	0.9	-	-	0.9	1.6	-	-	1.6
Operating expenses	1.2	-	-	1.2	1.5	-	-	1.5
Total expense	2.1	-	-	2.1	3.1	-	-	3.1
Net income (loss) before income taxes	9.9	1.4	6.1	17.4	14.9	2.0	6.2	23.1
Benefit from income taxes	-	(0.1)	(0.8)	(0.9)	(0.1)	(0.1)	(0.5)	(0.7)
Net income (loss)	**$ 9.9**	**$ 1.3**	**$ 5.3**	**$ 16.5**	**$ 14.8**	**$ 1.9**	**$ 5.7**	**$ 22.4**
Basic and diluted weighted average EPS	$ 0.36	$ 0.05	$ 0.19	$ 0.60	$ 0.32	$ 0.04	$ 0.13	$ 0.49
Supplemental data:								
Unrealized gains / (losses) on interest rate swaps and swaptions				$ 6.3				$ 4.5
Deferred tax benefit				(1.0)				-
Total				**$ 5.3**				**$ 4.5**

(1) First Quarter 2011 loss on interest rate swap agreements of $3.2 million includes $0.3 million in interest costs for swaps associated with U.S. Treasuries.

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Change in Stockholders' Equity

Change in Stockholders' Equity (In millions, except for per share amounts)		**Q4-2010 Book Value**		**Q4-2010 Book Value per Share (diluted basis)[1]**		**Q1-2011 Book Value**		**Q1-2011 Book Value per Share (diluted basis)[1]**
Beginning stockholders' equity	$	241.4	$	9.24	$	382.4	$	9.44
Net proceeds from common stock issuance		128.4		(0.11)		287.8		0.24
GAAP Net Income:								
Core Earnings, net of tax		9.9		0.24		14.8		0.21
Realized gains and losses, net of tax		1.3		0.03		1.9		0.03
Unrealized mark-to-market gains and losses, net of tax		5.3		0.13		5.7		0.08
Other Comprehensive Income, net of tax		6.6		0.17		9.1		0.13
Dividend declaration		(10.5)		(0.26)		(16.2)		(0.23)
Other		-		-		0.1		-
Ending stockholders' equity	$	**382.4**	$	**9.44**	$	**685.6**	$	**9.90**

(1) Diluted shares outstanding at end of period are used as the denominator for the change in book value per share calculation

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